                                                                  CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 17, 1998


                           DISCOVER CARD TRUST 1991 F
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                        0-19752                      Not Applicable
--------                        -------                      --------------
(State of                       (Commission                  (IRS Employer
organization)                   File Number)                 Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                                      19720
------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (302) 323-7826


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


                                  Page 1 of 15
                         Index to Exhibits is on page 4

Item 5. Other Events

On August 17, 1998 the Registrant made available the Monthly Certificateholders' Statement for the Due Period of July 1998, which is attached as Exhibit 21 hereto.

Item 7.  Financial Statements and Exhibits

(c) Exhibits


Exhibit No.         Description
-----------         -----------
21                  Monthly Certificateholders' Statement for Discover Card
                    Trust 1991 F related to the Due Period ending July 31, 1998.

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             DISCOVER CARD TRUST 1991 F
                                     (Registrant)

                             By:    DISCOVER RECEIVABLES FINANCING
                                    GROUP, INC.
                                    as originator of the Trust


                             By:             Richard W. York
                                    --------------------------------
                                    Richard W. York
                                    Vice President


Date: August 17, 1998

                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------
21                  Monthly Certificateholders' Statement for Discover Card
                    Trust 1991 F related to the Due Period ending July 31, 1998.